SCHEDULE I

ADDITIONAL INFORMATION CONCERNING THE REPORTING PERSONS

London Stock Exchange Group plc

Name	Principal Address	Principal Occupation	Citizenship
Executive Officers

David Schwimmer	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chief Executive Officer and Executive Director, LSEG	United States

Michel-Alain Proch	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chief Financial Officer and Executive Director, LSEG	France

Balbir Bakhshi	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chief Risk Officer, LSEG	Great Britain

Catherine Johnson	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	General Counsel, LSEG	Great Britain

Erica Bourne	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chief People Officer, LSEG	Ireland

Daniel Maguire	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Group Head, LSEG Markets and CEO, LCH Group	Great Britain

Pascal Boillat	28 Liberty Street New York, NY 10005	Chief Operating Officer, LSEG	United States; Switzerland

Ron Lefferts	28 Liberty Street New York, NY 10005	Group Head of Sales & Account Management, LSEG	United States

Irfan Hussain	28 Liberty Street New York, NY 10005	Chief Information Officer, LSEG	United States

Directors

Donald Robert	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chairman of the Board of LSEG	United States, Great Britain

David Schwimmer	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chief Executive Officer and Executive Director, LSEG	United States

Michel-Alain Proch	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chief Financial Officer and Executive Director, LSEG	France

Dominic William Blakemore	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Group Chief Executive Officer of Compass Group PLC	Great Britain

Martin Johannes Brand	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Head of Blackstone Capital Partners, Blackstone Inc.	United States

Professor Kathleen DeRose	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Non-Executive Director of Experian plc, Non-Executive Director of Enfusion Inc. and Non -Executive Director of Voya Financial, Inc. Clinical Associate Professor of Finance at the New York University Leonard N. Stern School of Business and Innovation	United States

Tsega Gebreyes	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Founding Director, Satya Capital Limited	Ethiopia

Scott David Guthrie	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Executive Vice President, Microsoft Cloud and AI Group	United States

Cressida Mary Hogg CBE	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chair of the Board of Directors of BAE Systems plc	Great Britain

Dr. Val Rahmani	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Non-Executive Director at RenaissanceRe Holdings Limited and Non-Executive Director of Entrust	United States, Great Britain

William Vereker	c/o: London Stock Exchange Group plc, 10 Paternoster Square, London, EC4M 7LS	Chairman, Santander UK	Great Britain

Refinitiv US PME LLC

Name and Title	Principal Address	Principal Occupation	Citizenship
Directors

Kayleigh Pettit	28 Liberty Street New York, NY 10005	Head of Legal, D&A Americas	United States

Martin Cramer	28 Liberty Street New York, NY 10005	Head of Group Corporate Development	Sweden

Refinitiv US LLC

Name and Title	Principal Address	Principal Occupation	Citizenship
Directors

Kayleigh Pettit	28 Liberty Street New York, NY 10005	Head of Legal, D&A Americas	United States

Martin Cramer	28 Liberty Street New York, NY 10005	Head of Group Corporate Development	Sweden

LSEGA, Inc.

Name and Title	Principal Address	Principal Occupation	Citizenship
Directors

Kayleigh Pettit	28 Liberty Street New York, NY 10005	Head of Legal, D&A Americas	United States

Martin Cramer	28 Liberty Street New York, NY 10005	Head of Group Corporate Development	Sweden

LSEG US Holdco, Inc.

Name and Title	Principal Address	Principal Occupation	Citizenship
Directors

Kayleigh Pettit	28 Liberty Street New York, NY 10005	Head of Legal, D&A Americas	United States

Martin Cramer	28 Liberty Street New York, NY 10005	Head of Group Corporate Development	Sweden

Refinitiv TW Holdings Ltd.

Name and Title	Principal Address	Principal Occupation	Citizenship
Directors

Timothy Knowland	Five Canada Square, Canary Wharf, London E14 5AQ	General Counsel, Corporate, LSEG	Great Britain

Peter Thorn	Five Canada Square, Canary Wharf, London E14 5AQ	Global Transfer Pricing Controller, LSEG	Great Britain

Refinitiv Parent Limited

Name and Title	Principal Address	Principal Occupation	Citizenship
Directors

Timothy Knowland	Five Canada Square, Canary Wharf, London E14 5AQ	General Counsel, Corporate, LSEG	Great Britain

Peter Thorn	Five Canada Square, Canary Wharf, London E14 5AQ	Global Transfer Pricing Controller, LSEG	Great Britain

To the best knowledge of the Reporting Persons, none of the individuals listed above beneficially owns any Class A Common Stock of Tradeweb.